Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Effective February 20, 2008, Jordan Low (see biography below) will be the Portfolio Manager responsible for the day-to-day management of the U.S. equity portion of the funds. Mr. Low will be supported by a team of investment professionals from the Credit Suisse Quantitative Equities Group. William Weng is no longer a member of the group. James Chapman remains responsible for the day-to-day management of the foreign equity portion of the funds.

Biography

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the US Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology.

Dated: February 19, 2008	16-0208 for INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD TRGSC-PRO 2008-004